Exhibit 15.3

CONSENT OF QUALIFIED PERSON

I, Ellen Maidens, in connection with the annual report on Form 20-F for the year ended June 30, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Ellen Maidens
Name:	Ellen Maidens, MAIG
Title:	Geologist
WAIO
BHP

CONSENT OF QUALIFIED PERSON

I, Craig Allison, in connection with the annual report on Form 20-F for the year ended June 30, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Craig Allison
Name:	Craig Allison, MAusIMM
Title:	Geologist
WAIO
BHP

CONSENT OF QUALIFIED PERSON

I, Shane Whittaker, in connection with the annual report on Form 20-F for the year ended June 30, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Shane Whittaker
Name:	Shane Whittaker, MAusIMM
Title:	Superintendent Strategic Modelling
WAIO
BHP

CONSENT OF QUALIFIED PERSON

I, Ashley Grant, in connection with the annual report on Form 20-F for the year ended June 30, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Ashley Grant
Name:	Ashley Grant, MAusIMM
Title:	Superintendent Geophysics
WAIO
BHP

CONSENT OF QUALIFIED PERSON

I, Anastasia Balueva, in connection with the annual report on Form 20-F for the year ended June 30, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Anastasia Balueva
Name:	Anastasia Balueva, MAusIMM
Title:	Superintendent Mine Planning – Central Pilbara
WAIO
BHP

CONSENT OF QUALIFIED PERSON

I, Ricardo Fuentes, in connection with the annual report on Form 20-F for the year ended June 30, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Ricardo Fuentes
Name:	Ricardo Fuentes, MAusIMM
Title:	Superintendent Mine Planning – Eastern Pilbara
WAIO
BHP